UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2006

LASERLOCK TECHNOLOGIES, INC.

(Exact Name of Registrant Specified in Charter)

Nevada	0-31927	23-3023677

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

837 Lindy Lane Bala Cynwyd, Pennsylvania	19004

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 668-1952

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry Into a Material Definitive Agreement.

     The Company recently commenced a private placement of up to $800,000 principal amount of 10% Senior Secured Convertible Promissory Notes due twelve months from the date of issue (the “Notes”) to certain of the Company’s shareholders and other accredited investors (the “Offering”). Purchasers of Notes will be issued warrants (the “Warrants”) exercisable into shares of the Company’s equity securities (“Shares”) issued in an equity financing by the Company with total proceeds of more than $5,000,000 (a “Qualified Financing”). The exercise price of the Warrants is $0.01 per Share. In the event a Qualified Financing occurs while any Notes are outstanding, holders of Notes will have the right, at their option, to convert the outstanding principal and interest of the Notes into Shares at a discount of 30% of the price per Share in the Qualified Financing. The Notes are secured by a first priority lien on all of the tangible and intangible personal property of the Company.

     On February 13, 2006, the Company entered into a Senior Secured Convertible Note and Warrant Purchase Agreement with Nob Hill Capital Partners, L.P., under which the Company issued and sold to Nob Hill Capital Partners, L.P. a Note in the principal amount of $100,000 and a Warrant exercisable into 1,000,000 Shares and entered into a security agreement granting Nob Hill Capital Partners, L.P. a security interest in the Company’s tangible and intangible personal property as security for the Company’s obligations under the Note. The Note and Warrant were issued in reliance upon applicable exemptions from registration under Section 4(2) of the Securities Exchange Act of 1934, as amended, and Section 506 of Regulation D promulgated thereunder.

     Additional Notes in the aggregate principal amount of up to $700,000 and Warrants exercisable into up to 7,000,000 Shares may be issued by the Company in the Offering after February 13, 2006.

     Copies of the Note and Warrant issued to Nob Hill Capital Partners, L.P. are attached to this filing on Form 8-K as Exhibits 4.1 and 4.2. Copies of the Senior Secured Convertible Note and Warrant Purchase Agreement and the Security Agreement with Nob Hill Capital Partners, L.P. are attached to this filing on Form 8-K as Exhibits 10.1 and 10.2.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

           See Item 1.01.

Item 3.02 – Unregistered Sales of Equity Securities.

           See Item 1.01.

Item 9.01 – Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number	Exhibit

4.1	Senior Secured Convertible Promissory Note dated February 13, 2006 in the principal amount of $100,000 issued to Nob Hill Capital Partners, LP

4.2	Warrant to Purchase Shares dated February 13, 2006 issued to Nob Hill Capital Partners, LP

10.1	Senior Secured Convertible Note and Warrant Purchase Agreement, dated February 13, 2006, by and between Laserlock Technologies, Inc. and Nob Hill Capital Partners, LP

10.2	Security Agreement, dated February 13, 2006 by and between Laserlock Technologies, Inc. and Nob Hill Capital Partners, LP

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LASERLOCK TECHNOLOGIES, INC.

Date: February 15, 2006	/s/ NORMAN GARDNER

	Name:	Norman Gardner
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

4.1	Senior Secured Convertible Promissory Note dated February 13, 2006 in the principal amount of $100,000 issued to Nob Hill Capital Partners, L.P.

4.2	Warrant to Purchase Shares dated February 13, 2006 issued to Nob Hill Capital Partners, L.P.

10.1	Senior Secured Convertible Note and Warrant Purchase Agreement, dated February 13, 2006, by and between Laserlock Technologies, Inc. and Nob Hill Capital Partners, L.P.

10.2	Security Agreement, dated February 13, 2006 by and between Laserlock Technologies, Inc. and Nob Hill Capital Partners, L.P.